Cash and cash equivalents and short-term financial assets	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents and short-term financial assets
Cash and cash equivalents and short-term financial assets

10.Cash and cash equivalents and short-term financial assets

The following table summarizes AC Immune’s cash and cash equivalents and short-term financial assets as of June 30, 2026 and December 31, 2025:

	As of
In CHF thousands	June 30, 2026	December 31, 2025
Cash and cash equivalents	27,757	26,795
Total cash and cash equivalents	27,757	26,795

	As of
In CHF thousands	June 30, 2026	December 31, 2025
Short-term financial assets due in one year or less	47,600	64,617
Total short-term financial assets	47,600	64,617

For the six months ended June 30, 2026, the net proceeds reported as investing cash flows from the maturity of investments in short-term financial assets amounted to CHF 17.0 million, compared to net proceeds from the maturity of investments of CHF 27.8 million in the prior comparable period.